                                                                   Exhibit 10(b)
                                                                   -------------


                              Third Amendment to
                              ------------------



                        InterTAN Advertising Agreement
                        ------------------------------


This Third Amendment to the InterTAN Advertising Agreement (the "Agreement") is by and between InterTAN, the InterTAN Group, and Tandy (all as defined in the Agreement). The parties hereto agree as follows:

1. Paragraph 1. of the Agreement (as previously amended), Section a), entitled "License of Materials". is hereby deleted and in its place is added the
 ----------------------------------------------------------------------
following:
---------



     "a)  License of Materials.
          --------------------

          (i) Subject to all payments required hereunder being timely made by INTERTAN GROUP and to INTERTAN GROUP's compliance with all the terms of this Agreement, TANDY agrees to provide InterTAN with the following (which are collectively referred to in this Agreement as "Materials"):

               (a)  Market Research.  Copies of all printed market research
                    ---------------
                    completed between January 1, 1994 and to December 31, 1997 on The Repair Shop at Radio Shack, You've Got Questions! We've Got Answers! and the Radio Shack Gift Express programs ("Programs") which were used by TANDY in the development of new and updated marketing strategies for TANDY's Radio Shack Division;

               (b)  Program Schedules.  Copies of printed Radio Shack
                    -----------------
                    advertising schedules and calendars (including all changes) for 1997 for the Programs;

               (c)  Sales Percentage.  Printed bi-monthly advice of sales growth
                    ----------------
                    percentage by category for the Programs in 1997;

               (d)  Flyers and Inserts.  Pre-release printed copies of all
                    ------------------
                    flyers and inserts for the Programs used by TANDY during 1997;

               (e)  Television Commercials.  Video tape copies of all newly
                    ----------------------
                    developed television commercials used by TANDY for the Programs during 1997; and

               (f)  Radio Commercials.  Cassette copies of all newly developed
                    -----------------
                    radio commercials used by TANDY for the Programs during 1997.

          (ii) Subject to TANDY's entering into a definitive agreement with Lord, Dentsu & Partners and subject to the provisions of that agreement, TANDY grants a non-assignable, non-exclusive license to INTERTAN GROUP to use the Materials in the Licensed Countries in the limited manner specified in this Agreement.

          (iii) INTERTAN GROUP shall have no right to sublicense or disclose any of the Materials to any third party other than dealers and franchisees duly granted a sublicense by INTERTAN GROUP in accordance with the terms and conditions of the applicable License Agreement. INTERTAN GROUP agrees to use the Materials provided only as a source for concepts and ideas and will not use the actual Materials provided in any other way.

          (iv) INTERTAN GROUP will use only photography, talent, props and backdrops which it currently owns, or which it purchases or licenses for its own use, in any advertisements produced by the INTERTAN GROUP arising from the Materials.

          (v) INTERTAN GROUP agrees to keep all information specified in subparagraphs (i)(a), (b) and (c) above confidential and not to provide this information to any third party. INTERTAN GROUP agrees to keep all items specified in subparagraphs (i)(d), (e) and (f) above confidential until five days after an item has been published or broadcast to the general public anywhere in the
               United States.   INTERTAN agrees to return to TANDY or destroy
               all copies and originals of confidential information within 30 days after expiration or other termination of this Agreement."


2. Paragraphs 3.b)(i) and (ii) of the Agreement are hereby deleted in its entirety and in their place the following is substituted:

    (i) During the term of this Agreement, InterTAN also agrees to pay TANDY, on a monthly basis, in U.S. Dollars, 6% of all payments of compensation for services which are made by TANDY to Lord, Dentsu & Partners under the agreement then existing between Lord, Dentsu & Partners and TANDY, provided that the total of such monthly payments in the aggregate for the term of the Agreement as amended hereby shall not exceed $196,813.

    (ii) TANDY will invoice InterTAN monthly for 6% of such payments made during the preceding month beginning with the first full month following the effective date of the Agreement as amended by this Third Amendment thereto. TANDY will invoice, and InterTAN shall pay TANDY in April, 1997, 6% of the aggregate amount of the payments made to Lord, Dentsu & Partners during the period from January 1, 1997 to March 31, 1997. Further, the parties hereto agree that 50% of the base retainer of $3,000 per month actually paid to DMB&G Associates, L.L.C. by InterTAN for its consulting services, up to a maximum of $18,000.00, may be taken as a credit against amounts due hereunder, provided that InterTAN furnishes to TANDY proof of payment prior to or contemporaneously with the taking of each credit.

3.    Paragraph 10 of the Agreement, entitled "TERM." is hereby deleted in its
                                             ----
entirety and in its place the following is substituted:


"10.  TERM.
      ----

      The term of this Agreement is from January 1, 1997 through December 31, 1997. In the event TANDY's agreement with Lord, Dentsu & Partners terminates prior to the expiration of the term of this Agreement, and provided that no party hereto is then in default of this Agreement, the parties hereto agree to negotiate terms for an amendment to this Agreement to provide for its possible continuation for the balance of the remaining term under such new terms and conditions as are appropriate under the circumstances, in TANDY's opinion."


4.    Paragraph 11.of the Agreement, entitled "EXTENSION OF TERM." is hereby
                                               -----------------
deleted in its entirety and in its place the following is substituted:



"11.  EXTENSION OF TERM.
      -----------------

      At January 1, 1998 this Agreement may be extended on new or existing terms and conditions, at TANDY's option. INTERTAN GROUP shall provide TANDY a written request for extension at least 30 days prior to December 1, 1997. If the parties agree to extend this Agreement and agree on all terms thereof, the parties shall enter into a written amendment stating the new terms."

5.  Paragraph 12. Section a) of the Agreement, entitled "Expiration." Is hereby
                                                         ----------
deleted in its entirety and in its place the following is substituted:


    "a)   Expiration.  Unless the term is extended by written contract of
          ----------
          the parties, and unless earlier terminated as hereinabove provided, this Agreement shall automatically expire and terminate at the expiration of the term provided in paragraph 10, as amended, or at the same time as the License Agreements, whichever is earlier."


6. The Agreement is hereby ratified and confirmed in all other respects and all of its provisions, as amended, shall continue in full force and effect.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates shown beneath their respective signatures hereto, to be effective as of January 1, 1997.


                                  InterTAN Inc.

                                  By: /s/ James T. Nichols
                                      ----------------------------------------
                                  Title:  President and CEO
                                          ------------------------------------
                                  Date Signed: April 7, 1997
                                               -------------------------------

                                  InterTAN Canada Ltd.

                                  By: /s/ James T. Nichols
                                      ----------------------------------------
                                  Title: President
                                         -------------------------------------
                                  Date Signed: April 7, 1997
                                               -------------------------------

                                  InterTAN U.K. Limited

                                  By: /s/ James T. Nichols
                                      ----------------------------------------
                                  Title: Director
                                         -------------------------------------
                                  Date Signed: April 7, 1997
                                               -------------------------------

                                  InterTAN Australia Ltd.

                                  By: /s/ James T. Nichols
                                      ----------------------------------------
                                  Title: Director
                                         -------------------------------------
                                  Date Signed: April 7, 1997
                                               -------------------------------


                                  Tandy Corporation

                                  By: /s/ Dwain H. Hughes
                                      ----------------------------------------
                                  Title: Senior Vice President and Chief
                                         -------------------------------------
                                         Financial Officer
                                         -----------------
                                  Date Signed: April 14, 1997
                                               -------------------------------